AGREEMENT RE: LEASE TERMINATION

     THIS AGREEMENT is made the 19th day of November, 1996 by and between GROVE ISLE ASSOCIATES, LTD., a Florida limited partnership ("GIAL"), and GROVE ISLE CLUB, INC., a Florida corporation ("GICI").

                                 R E C I T A L S

     A. GIAL, as landlord, and GICI, as tenant are the parties to that certain Lease Agreement dated October 1, 1993 (the "Original Lease") with respect to the property described therein, which is commonly referred to as the "Grove Isle Club Property".

     B. GIAL has requested that GICI terminate all of its rights, title and interest in and to the Lease and the Grove Isle Club Property so that GIAL may lease the Grove Isle Club Property to Westgroup Grove Isle Associates, Ltd., a Florida limited partnership ("Westgroup").

     C. In furtherance of GICI's agreement to terminate all of its rights, title and interests in and to the Original Lease, GICI has, upon request of GIAL, agreed to assign its interest in the Lease to Westgroup, with the understanding that same would thereafter be amended and restated in its entirety pursuant to Amended and Restated Lease Agreement dated as of November 19, 1996 (the "Amended Lease"), in consideration of the terms hereinafter set forth.

     NOW, THEREFORE, for Ten and No/100 Dollars ($10.00) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GIAL and GICI hereby agree as follows:

     1. The foregoing recitals are true and correct and are incorporated herein as if repeated at length.

     2. In partial consideration for GICI's relinquishment of its rights in and to the Original Lease, but in recognition of GICI's continuing status as the "Grove Isle Club" under the condominium documents governing Grove Isle, GIAL agrees to pay to GICI the sum of $200,000.00 for each year that the Amended Lease is in good standing, said sum to be paid each year in a single annual installment due and payable on the 19th day of November of each such year that the Amended Lease exists and remains in good standing. In addition to the foregoing, GIAL hereby assigns to GICI any and all Participation Rent due from Westgroup pursuant to the Amended Lease.

     3. GICI agrees to cooperate with GIAL and Westgroup from time to time in connection with maintaining and enforcing the



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rights of GICI as the "Grove Isle Club" under the condominium documents governing Grove Isle.

     4. This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of Florida. The provisions of this Agreement may be enforced by all appropriate actions at law and in equity by the parties hereto, and their successors and assigns, with the prevailing party in any such action entitled to reimbursement of reasonable attorneys' fees and costs incurred at trial and all appellate levels.

     IN WITNESS WHEREOF, this Assignment of Lease Agreement has been executed as of the day and year first above written.


Witnesses:                         ASSIGNOR

                                   GROVE ISLE ASSOCIATES, LTD., a
                                   Florida limited partnership


/s/ Denise Abdelnour               By: /s/ Maurice Wiener
----------------------------           --------------------------------------

/s/ Lawrence I. Rothstein          Name: Maurice Wiener
----------------------------            -------------------------------------

                                   Title: Chairman, Courland Investment, Inc.
                                          General Partner
                                         ------------------------------------



                                   ASSIGNEE:

                                   GROVE ISLE CLUB, INC., a
                                   Florida corporation


/s/ Denise Abdelnour               By: /s/ Maurice Wiener
----------------------------           --------------------------------------

/s/ Lawrence I. Rothstein          Name: Maurice Wiener
----------------------------            -------------------------------------

                                   Title: Chairman
                                         ------------------------------------